UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 25, 2007

PlanetOut Inc.
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	000-50879 (Commission File Number)	94-3391368 (IRS Employer Identification No.)

1355 Sansome Street, San Francisco CA (Address of principal executive offices)	94111 (Zip Code)
Registrant’s telephone number, including area code (415) 834-6500
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition .
The information in this report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934.
On April 25, 2007, PlanetOut Inc. provided an update on its expected financial results for the quarter ended March 31, 2007. A copy of PlanetOut’s press release announcing this update on its expected financial results is furnished as Exhibit 99.1 to this report.
Item 9.01   Financial Statements and Exhibits.
(d) Exhibits.
The following exhibit is furnished with this report:
     99.1.  Press release dated April 25, 2007 providing an update on expected financial results for PlanetOut Inc. for the quarter ended March 31, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PlanetOut Inc.
Date: April 25, 2007	By:	/s/ Daniel J. Miller
Daniel J. Miller
Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit	Description of Exhibits.
No.

99.1	Press release dated April 25, 2007 providing an update on expected financial results for PlanetOut Inc. for the quarter ended March 31, 2007.